                                                                EXHIBIT 10.21(a)


                               AGREEMENT OF LEASE



                                     BETWEEN



                     34 PEACHTREE ASSOCIATES, L.P., LANDLORD



                                       AND



                            INTERLAND, INC., TENANT.




                                    PREMISES:

                                 One Park Tower
                            34 Peachtree Street, N.W.
                                   Suite 1400
                             Atlanta, Georgia 30303

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
                                                     INDEX

PREMISES..........................................................................................................1

TERM..............................................................................................................1

FAILURE TO GIVE POSSESSION........................................................................................1

BASE RENT.........................................................................................................1

IMPROVEMENTS BY LANDLORD..........................................................................................2

ELECTRICITY USED WITHIN THE PREMISES..............................................................................2

USE...............................................................................................................2

RELOCATION AND TERMINATION........................................................................................3

REPAIRS TO PREMISES AND REMOVAL OF TENANT'S IMPROVEMENTS AND ALTERATIONS..........................................3

SERVICES-ELEVATOR, HEAT AND AIR-CONDITIONING, WATER AND CLEANING..................................................4

TENANT RISK.......................................................................................................5

DESTRUCTION OR DAMAGE TO PREMISES.................................................................................5

SUBORDINATION AND ATTORNMENT......................................................................................6

RULES AND REGULATIONS.............................................................................................7

FLOOR LOAD........................................................................................................7

BANKRUPTCY........................................................................................................7

DEFAULT...........................................................................................................7

ASSIGNMENT AND SUBLETTING...................................................................................... ..9

RIGHT OF ENTRY...................................................................................................10

EMINENT DOMAIN...................................................................................................11

QUIET ENJOYMENT..................................................................................................11

INDEMNITY AND HOLD HARMLESS......................................................................................11

TENANTS FIRE AND EXTENDED COVERAGE INSURANCE AND WAIVER OF SUBROGATION THEREUNDER................................11

REMEDIES.........................................................................................................12

CUMULATIVE HOLDING OVER..........................................................................................12

NO WAIVER OR CHANGES.............................................................................................13

MARGINAL NOTATIONS...............................................................................................13

NOTICE...........................................................................................................13

CHANGE OF NAME...................................................................................................13

APPLICABLE LAWS AND USUFRUCT.....................................................................................13

HEIRS AND ASSIGNS................................................................................................14

ENTIRE AGREEMENT AND OTHER AGREEMENTS............................................................................14

LEGAL CONSTRUCTION...............................................................................................14

BROKER...........................................................................................................14

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
SECURITY.........................................................................................................15

ATTORNEY'S FEES..................................................................................................15

PARTNERSHIP TENANT...............................................................................................15

SPECIAL STIPULATIONS.............................................................................................16

RULES AND REGULATIONS............................................................................................19

                                       ii

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                                      LEASE

THIS LEASE AGREEMENT made on the 19th day of November, 1997, between 34 PEACHTREE ASSOCIATES, L.P., C/O COMPASS Management and Leasing, Inc., 34 Peachtree Street, N.W., Suite 2355, Atlanta, Georgia 30303 and INTERLAND, INC. ("Tenant"), whose mailing addressing is 34 Peachtree Street, N.W., Suite 1470, Atlanta, Georgia 30303.

PREMISES

         1. Landlord leases to Tenant and Tenant leases and rents from Landlord the ("Premises") shown and identified on the floor plan attached hereto as Exhibit "A" and made a part hereof, located on the 14th floor(s) in the One Park Tower Building ("Building") located at 34 Peachtree Street, N.W. in Atlanta (Fulton County), Georgia consisting of approximately 5,011 rentable square feet. No easement for light and air is granted.

TERM

         2.A. The term ("Term") of this Lease shall begin ("Commencement Date") on January 1, 1998 and shall end at 12:00 midnight on February 28, 2009, both dates inclusive (subject to Paragraph 2.B.) unless sooner terminated as provided herein ("Expiration Date").

FAILURE
TO GIVE
POSSESSION

         B. If the Premises should not be ready for occupancy by the specified Commencement Date for any reason (a) this Lease shall be void or voidable by only Tenant, and Tenant shall be entitled to a full refund for all amounts paid to Landlord within 30 days of the specified Commencement Date by Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and (b) the Term shall not commence on the date set forth in Paragraph 2.A but shall instead commence on a date fixed by Landlord in a notice to Tenant not sooner than five (5) days next following the date of giving such notice which notice shall state that Landlord has on or prior to the Commencement Date fixed in such notice substantially completed Landlord's Initial Construction (as hereinafter defined). If such delay should occur, rentals hereunder (except any charge for Tenant Delay under Exhibit "B" hereto) shall not begin until the actual Commencement Date.

BASE RENT

         3.A. Tenant agrees to pay Landlord, at such place as Landlord may designate, without demand, deduction or setoff:

                  (a) Rental of Sixty One Thousand One Hundred Thirty Four & 20/100 Dollars ($61,134.20) per year ("Base Rent"), payable in equal monthly installments of Five Thousand Ninety Four & 52/100 Dollars ($5,094.52), in advance on the first day of each calendar month during the Term;

                  (b) Adjustments to Base Rent as provided in Paragraph 38.D;
                  and


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                  (c) Any sales, privilege, or rental tax now or hereafter
                  required by any governmental body on all Base Rent and additional Rent amounts (as hereinafter defined) due from Tenant to Landlord; and

                  (d) Simultaneously with the execution of this Lease by Tenant, Tenant shall pay Landlord the first month's rental due under paragraph 3.A.(a) hereinabove, and the Security Deposit (as hereinafter defined), if any.

         B. Tenant agrees that any adjustments to Base Rent under Paragraph 5, and all other sums due Landlord from Tenant hereunder shall be considered additional rental ("Additional Rent") from Tenant and shall entitle Landlord to all remedies provided for herein or at law or equity because of Tenant's failure to pay rent.

IMPROVEMENTS
BY LANDLORD

         4. Landlord agrees to perform work and make installations in Premises as set forth in Exhibit "B" attached hereto and made a part hereof. Such work and installations are referred to as Landlord's Initial Construction". All of the provisions of Exhibit "B" are incorporated herein by reference and shall be considered a part hereof.

ELECTRICITY
USED WITHIN THE
PREMISES

         6. The Base Rent does include electricity for lights and outlets used by Tenant within Premises, provided, that Landlord may submeter Tenant's electrical usage and Tenant shall pay as Additional Rental on a monthly basis any amounts in excess of $.0625 per rentable square foot of electrical utility charges associated with Tenant's electrical usage. Such costs shall be billed to Tenant at Landlord's actual per KWH rate from Landlord's electrical utility provider. Tenant shall not, without the prior consent of Landlord, use or connect any electrical equipment or make excessive use of electrical wiring in the Building or interfere with the electrical use or reasonable electrical requirements of Landlord and other tenants in the Building. Landlord shall not be responsible in any way for any interruption, curtailment or failure or defect in the supply of electricity furnished to Premises by reason of any requirement, act or omission of any public utility company, or for any other reason.

USE

         7. Premises shall be used for offices and for no other purpose. Premises shall not be used for retail sales (unless specified to the contrary) or for any illegal purposes or in violation of any regulation of any governmental body, or in any manner to create any nuisance or trespass, or to vitiate any insurance or increase the rate of insurance on Premises or the building. Tenant agrees to comply with all governmental rules, regulations, decrees or requirements applicable to the use and occupancy of Premises. Tenant shall not do or permit anything to be done in or about Premises which will obstruct or interfere with the rights of other tenants in the Building. If Tenant receives notice of any claim of violation of any law, rule or regulation applicable to Premises, Tenant shall give prompt notice thereof to Landlord. In case of breach of any of the


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         covenants contained in this Paragraph, Landlord may, in addition to all other remedies available to the Landlord under the Lease, elect to terminate this Lease by giving Tenant sixty (60) days written notice to vacate.

RELOCATION AND             *SEE SPECIAL STIPULATION, PARAGRAPH 38.1.
TERMINATION

REPAIRS TO PREMISES
AND REMOVAL OF
TENANT'S IMPROVEMENTS

         9.A. Tenant accepts Premises in their present "as is" condition (subject to completion of the improvements required by Exhibit "B", if any). Tenant will, at Tenant's sole expense, take good care of Premises and the fixtures, equipment and appurtenances therein, and will suffer no active or permissive waster or injury thereof. Tenant agrees, at Tenant's expense, but under the direction of Landlord, to promptly repair (making replacements where necessary) any injury or damage to Premises and to the fixtures, equipment and appurtenances therein, and any injury or damage to the Building caused by Tenant, Tenant's employees, or by persons permitted on Premises by Tenant, or by Tenant moving in or out of Premises; all such repairs and replacements shall be of a quality equal to original installations. If Tenant fails to make such repairs or replacements promptly, Landlord may, at its options, make repairs or replacements, and Tenant shall repay the cost thereof to Landlord on demand. Landlord shall not be required to make any improvements to or repairs of any kind or character on the Premises during the Term, except as expressly provided herein. Landlord shall repair the Building plumbing, heating, ventilating or air-conditioning and electrical systems and shall make structural and mechanical repairs within the Premises arising from ordinary wear and tear or through causes over which Tenant has no control, except as otherwise provided in this Lease. Except as provided in Paragraph 12 hereof, there shall be no allowance, abatement or apportionment of rent payable by Tenant and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from the making of any repairs, alterations, decorations, additions or improvements in or to any portion of the Building or Premises, or in or to fixtures, appurtenances or equipment, and no liability upon Landlord for failure to make any repairs, alterations, decorations, additions or improvements in or to any portion of the Building, or the premises, or in or to fixtures, appurtenances or equipment, or by reason of the act or neglect of Tenant or any other Tenant or occupant of the Building.

         B. Tenant will not, without Landlord's written consent, which consent will not be unreasonably withheld or delayed, make any alterations or improvements in or about Premises. Tenant shall be required to obtain all appropriate governmental permits and approvals at Tenant's expense prior to beginning any such work in Premises. All alterations, additions or improvements (including, but not limited to, carpets, drapes and drapery hardware) made or installed by Tenant or by the Landlord for Tenant's benefit to the Premises shall become the property of Landlord at the Expiration Date. Landlord reserves the right, however, to require, Tenant, at Tenant's expense: (x) to remove any improvements or additions made to the Premises by Tenant, or non-standard


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

         improvements made by Landlord for Tenant's benefit, at the Expiration
         Date: and (y) to repair all injury done by or in connection with installation or removal of said improvements or additions less ordinary wear and tear. On notice by Landlord, Tenant further agrees to do so prior to the Expiration Date, or within thirty (30) days after notice from Landlord, whichever shall be later, provided that Landlord gives such notice no later than sixty (60) days after the Expiration Date.

         C. No later than the Expiration Date, Tenant will remove all Tenant's personal property and Tenant shall repair all injury done by or in connection with the installation or removal of said property and surrender Premises (together with all keys to Premises) in as good a condition as they were at the beginning of the Term, reasonable wear and tear excepted. All property of Tenant remaining on Premises after the expiration Date shall be deemed conclusively abandoned and may, at the election of Landlord, either be retained as Landlord's property or be removed by Landlord, and Tenant shall reimburse Landlord for the cost of removing the same, subject however, to Landlord's right to require Tenant to remove any improvements or additions made to premises by Tenant pursuant to the preceding sub-paragraph.

         D. In doing work of any nature in, to or about Premises, Tenant will use only contractor or workmen approved by Landlord. Tenant shall remove or appropriately bond any lien for material or labor claimed to be furnished to Premises on Tenant's or any sub-tenant's behalf within three (3) business days of its filing.

SERVICES-ELEVATOR,
HEAT AND
AIR-CONDITIONING,
WATER AND CLEANING

         10.A. Landlord shall furnish the following services without charge, at the proper season, during the work day hours specified below on normal business days, except New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and Election Date in presidential elections years:

                  (a) Automatic elevator service in common with other tenants shall be provided on Mondays through Fridays from 7:30 A.M. to 6:00 P.M. and on Saturdays, from 7:30 A.M. to 1:00 P.M., and one elevator shall be available at all other times.

                  (b) Heat, air conditioning and ventilation when, in the judgment of Landlord, it may be required for comfortable occupancy of the Premises shall be furnished during the work day hours of 8:00 A.M. to 6:00 P.M. on Mondays through Fridays, and from 8:00 A.M. to 1:00 P.M. on Saturdays;

                  (c) Water for lavatory purposes;

                  (d) Common use restrooms;

                  (e) Nightly cleaning and janitorial service for office areas in accordance with usual standards for offices, provided same are kept reasonably in order by Tenant. Services under items
                  (a) and (b) for periods other than periods prescribed above will be made available by Landlord for the benefit of Tenant provided Tenant has given Landlord written notice at least 24 hours in advance. Tenant shall pay on demand as Additional Rent Landlord's standard charge for such additional services(s), and for the cost of removal of Tenant's refuse and rubbish to the extend that the same


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                  exceeds the refuse and rubbish usually attendant upon the use of demised premises exclusively as offices. If the premises or any part thereof are not used exclusively as offices, same shall be kept clean and in order by Tenant, at Tenant's expense, and to the satisfaction of Landlord, and by persons approved by Landlord.

         B. Landlord shall in no way be liable for cessation of any of the services of this Paragraph 10 caused by strike, lock-outs, labor disputes, labor troubles, inability to procure materials, failure of power, fuel shortages, restrictive governmental laws or regulations, riots, insurrection, was, injunction, court order, act of God, accident, breakdown, or other reason of like nature beyond the Landlord's control, nor shall Landlord be liable for damages from the stopping of elevators or elevator service, or any of the fixtures or equipment in the Building being out of repair, or for injury to person or property, caused by any defects in the electrical equipment, heating, ventilating and air conditioning systems, elevators or water apparatus, or for any damages arising out of failure to furnish the services enumerated in this Paragraph 10. Cessation of any of the services of this Paragraph 10 shall not be considered to be an eviction or disturbance of Tenant's use of Premises, shall not entitle Tenant to any apportionment, abatement or set-off or rent payable by Tenant, not shall this Lease or any of the provisions hereof be deemed invalidated by such cessation.

         C. Landlord's obligation to furnish light, heat and power shall be conditioned upon the availability of adequate energy sources. Landlord shall have the right to reduce services provided within the Building as required by any mandatory or voluntary fuel or energy savings, allocation or similar statute, regulation, order or program.

TENANT RISK

         11. Tenant agrees that all personal property brought into the Premises by Tenant, its employees, licensees and invitees shall be at the sole risk of Tenant. Landlord shall not be liable for theft thereof or of any money deposited therein or for any damages thereto; such theft or damage being the sole responsibility of Tenant.

DESTRUCTION OR
DAMAGE TO PREMISES

         12.A. If the Premises shall be partially damaged by fire or other casualty without fault or neglect of Tenant, and Tenant shall give prompt notice thereof to Landlord, the damages shall be repaired by and at the expense of Landlord, and the Base Rent until such repair shall be made shall be reduced in the proportion which the area of the part of the Premises which is not usable by Tenant bears to the total area of the Premises. Landlord shall have no obligation to repair any damage to, or replace, any fixtures, furniture, furnishings, equipment or other property or effects of Tenant.

         B. Anything in subsection A of this Paragraph 12 to the contrary notwithstanding, if the Premises are totally damaged or rendered wholly untenantable, and if Landlord shall decide not to restore the Premises, or if the Building shall be so damaged by fire or other casualty, that, in Landlord's opinion, substantial alteration, demolition or reconstruction of the Building shall be required (whether or not Premises shall have been damaged or rendered untenantable), then in any of such events, Landlord, at Landlord's option, may, not later than ninety (90) days following the damage, give Tenant a notice in writing


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         terminating this Lease. If Landlord elects to terminate this Lease, the
         Term shall expire upon the tenth (10th) day after such notice is given, and Tenant shall vacate the Premises and surrender the same to Landlord. If Tenant shall not be in default under this Lease, then upon the termination of this Lease under the conditions proved for in the next preceding sentence, Tenant's liability for rent shall cease as of the day following such damage.

         C. In no event shall rent abate if the damage or destruction of the Premises, whether total or partial, is the result of the negligence of Tenant, its agents, or employees.

         D. Landlord shall have no liability under any circumstances for any business losses of Tenant, or for any losses to Tenant's personal property or fixtures caused by any casualty occurrence as contemplated in this Paragraph 12. No damages shall accrue to Tenant, nor shall any termination privilege become operable against Landlord for delays, including but not limited to, adjustments or any insurance claims by Landlord.

SUBORDINATION,
ATTORNMENT
AND MODIFICATION

         13.A. This Lease is and shall continue to be subject and subordinate to any ground or underlying lease(s) and to any first lien mortgage or deed to secure debt which may now or hereafter cover or affect such lease(s) or the land on which the Building is constructed or the Building and to all renewals, modifications, consolidations, replacements and extensions of any such underlying lease(s) mortgages or deeds to secure debt. This clause shall be self-operative and no further instrument of subordination shall be required. However, at any time and from time to time, Tenant shall execute promptly any certificate in confirmation of such subordination that Landlord may request.

         B. If any such ground or underlying lease(s) or first lien mortgage or deed to secure debt is terminated or foreclosed, this Lease (at the option of the lessor under such ground or underlying lease(s) or the purchaser at such foreclosure sale, as the case may be), shall not terminate, nor be terminable by Tenant by reason of such termination or foreclosure, and Tenant shall (if requested) attorn to the lessor under such ground or underlying lease(s) or the purchaser at such foreclosure sale.

         C. If in connection with obtaining financing for the Building, or of any ground or underlying lease(s), a recognized institutional lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect Tenant's leasehold interest or Tenant's use and enjoyment of Premises.

         D. From time to time, within seven (7) days next following Landlord's request, Tenant shall deliver to Landlord a written statement executed and acknowledged by Tenant in form satisfactory to Landlord, (i) stating that this Lease is in full force and effect and has not been modified (or if modified, setting forth all modifications), (ii) setting forth the date to which the Base Rent, Additional Rent and other charges hereunder have been paid, (iii) stating whether or not, to the best knowledge of Tenant, Landlord is in default under this Lease and if Landlord is in default, setting forth the specified nature of all such defaults, (iv) stating the amount of Security Deposit deposited by Tenant with Landlord


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         as security for Tenant's obligations under this Lease; and (v) as to any other matters requested by Landlord. Tenant acknowledges that any statement delivered pursuant to this subsection D may be relied upon by any purchaser or owner of the Building or the real property, or of Landlord's interest in the real property or the Building, or by any mortgagee or holder of a deed to secure debt, or by any assignee of any mortgagee or holder of a deed to secure debt.

RULES AND
REGULATIONS

         14. Tenant will observe and comply with the "Rules and Regulations" attached hereto as Exhibit "C", and such further reasonable rules and regulations as Landlord may prescribe on written notice to Tenant as long as such further rules and regulations are uniformly applied and enforced to all tenants in the building.

FLOOR LOAD

         15. Tenant shall not overload the floors, nor shall Tenant install any heavy business machines or any safes or heavy equipment of any kind without prior written consent of Landlord, which, if granted, may be conditioned upon moving by skilled licensed handlers and installation and maintenance at Tenant's expense of special reinforcings and settings adequate to absorb and prevent notice and vibration.

BANKRUPTCY

         16. If at any time prior to or during the Term there shall be filed by or against Tenant in any court pursuant to any State or Federal statute a petition in bankruptcy or insolvency or for reorganization or for appointment of a receiver or trustee of all or a portion of Tenant's property, or if Tenant makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, this Lease may be cancelled and terminated by Landlord and in such event neither Tenant nor any person claiming through or under Tenant or by virtue of any statue or of any order of any court shall be entitled to possession or to remain in possession of the Premises. If the Term has commenced, Tenant shall forthwith quit and surrender the Premises, and Landlord, in addition to the other rights and remedies given by Paragraph 17 or elsewhere in this Lease or by virtue of any statute or rule of law, may retain as liquidated damages any rent, Security Deposit or monies received by Landlord from Tenant or others in behalf of Tenant.

DEFAULT

         17.A. Upon the occurrence, at any time prior to or during the Term, of any one or more of the following events ("Events of Default"):

                  (a) if Tenant shall default in the payment when due of any installment of Base Rent or in the payment when due or any Additional Rent after receipt of written notice of default and Tenant's failure to cure default within four (4) business days thereafter; or

                  (b) if Tenant shall default in the observance or performance of any term, covenant or condition of this Lease on Tenant's part to be observed or performed (other than the covenants for the payment of Base Rent and Additional Rent) and Tenant shall


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                  fail to remedy such default within ten (10) days after notice by Landlord to Tenant of such default, or if such default is of such a nature that it cannot be completely remedied within said ten (10) days and Tenant shall not commence within said ten (10) days, and shall not thereafter diligently prosecute to completion, all steps necessary to remedy such default; or

                  (c) if Tenant shall default in the observance or performance of any term, covenant or condition on Tenant's part to be observed or performed under any other lease with Landlord or Landlord's predecessor in interest of space in the Building and such default shall continue beyond any grace period set forth in such other lease for the remedy of such default; or

                  (d) if the Premises shall become vacant, deserted or abandoned but not when Tenant continues to pay rent; or

                  (e) if Tenant's interest in this Lease shall devolve upon or pass to any person, whether by operation of law or otherwise except as expressly permitted under Paragraph 18; or
                  (f) if the Premises are damaged by reason of the negligence or carelessness of Tenant, its servants, employees, agents, visitors or licensees, then, upon the occurrence of any such Events of Default, Landlord, at any time thereafter, at Landlord's option, may:

                           (i) Give to Tenant fifteen (15) days notice of termination of this Lease and, in the event such notice is given, this Lease and the Term shall come to an end and expire (whether or not the Term shall have commenced) upon the expiration of said fifteen
                           (15) days with the same effect as if the date of expiration of said fifteen (15) days were the Expiration Date, but Tenant shall remain liable for damages a herein provided. Upon such termination by Landlord, Tenant shall at once surrender possession of Premises to Landlord and remove all of Tenant's effects therefrom and Landlord may forthwith re-enter the Premises and repossess himself thereof, and remove all persons and effects therefrom, under process of law.

                           (ii) Remedy such default for the account and at the expense of Tenant without thereby waiving such default.

         B. In addition to and not in lieu of Landlord's foregoing rights, Landlord may, at its option, as Tenant's agent, without termination of this Lease, enter upon and rent Premises at the best price obtainable by reasonable effort, with or without advertisement, and by private negotiations and for any term Landlord deems proper, whereupon Tenant shall have no right to reenter or occupy Premises. Tenant shall be liable to Landlord for the deficiency, if any, between all rents reserved hereunder and the total rental applicable to the term obtained by Landlord on re-letting after deducting Landlord's expenses in restoring or altering Premises and all costs incident to such reletting, including without limitations, reasonable legal fees, reasonable advertising costs and reasonable brokerage commissions.


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

ASSIGNMENT AND
SUBLETTING

         18.A. Without the prior written consent of Landlord, tenant shall not assign this Lease or sub-lease Premises or any part thereof. If Tenant desires to sublease Premises or any part thereof, Tenant shall give Landlord written notice of such desire at least fifteen (15) days in advance of the date of which tenant desires to make such sub-lease. Said Tenant's notice shall be accompanied by the name of the proposed sub-tenant, a copy of the proposed sub-lease, and such financial information relative to the proposed sub-tenant's financial responsibility as Landlord may reasonably require. Landlord shall have a period of fifteen (15) days following receipt of such notice and information to notify Tenant in writing that Landlord elects either option (i), to cancel and terminate this Lease if the request is to sub-lease all of Premises; or, option (ii), if the request is to sub-lease a portion of Premises only (said portion being an entire floor or floors), to cancel and terminate this Lease with respect to such portion; or, option (iii), to refuse to consent to Tenant's sub-leasing such space and continue this Lease in full force and effect as to the entire Premises; or, option (iv), to consent to the proposed sublease. Landlord's notice to Tenant, under options (i) and (ii) shall state an effective date of such cancellation and termination which shall be not less than sixty (60) days nor more than one hundred-twenty
         (120) days from the service of Landlord's notice. In no event should Landlord consent to any proposed sub-lease if Tenant is then in default under this Lease. If Landlord should fail to notify Tenant in writing of the election of options (i) or (ii) within said sixty (60) day period, Landlord will be considered to have elected option (iv) above subject to Paragraph 18.C. Any attempted sub-lease by Tenant in violation of the terms and conditions of this paragraph shall be void.

         18.C. Any attempted sub-lease by Tenant in violation of the terms and conditions of this paragraph shall be void.

         B. In the event Landlord shall exercise said option (i) or (ii) Tenant shall surrender possession of the entire Premises or the portion which is the subject of the option as the case may be, on the date set forth in Landlord's notice in accordance with the provisions of this Lease relating to surrender of Premises on the Expiration Date. If this Lease shall be cancelled as to a portion of Premises only, the rent payable by terms under this lease shall be abated proportionately according to the entire Premises and "Tenant's Proportionate Share" shall be redefined and Landlord shall issue to Tenant a notice setting forth the new definition of "Tenant's Proportionate Share." Landlord's election of option (i) or (ii) shall not affect Tenant's obligation to pay adjustments to Base Rent for the period prior to the termination date.

         C. In the event that Landlord shall not exercise option (i) or (ii) within 60 days after the receipt of Tenant's written request, then Landlord's consent to such request shall not be unreasonably withheld provided:

                  (a) the proposed sub-leasing is for purposes not inconsistent with the manner of use permitted herein and is in keeping with the then standards of the Building and does not violate any negative covenants as used in any other lease between Landlord and other tenants in the Building;

                  (b) the proposed sub-tenant is a reputable party of reasonable financial worth considering the responsibility involved and Tenant shall provide Landlord with proof thereof satisfactory to Landlord;

                  (c) any proposed sub-lease shall contain a provision making such sub-lease subject to the terms and conditions of this Lease;

                  (d) such sub-leasing shall not release Tenant from the due, prompt, and punctual performance of all the terms, covenants and conditions contained in this Lease on its part to be performed or observed and from the payment of the base Rent and Additional Rent due and to become due under this Lease;

                  (e) Tenant submits a copy of the proposed sub-lease, executed by the proposed sub-tenant, to Landlord for its review and approval prior to execution by Tenant; and

                  (f) Tenant and the proposed sub-tenant shall execute Landlord's standard form of consent to said subleasing and shall pay all of Landlord's processing and reasonable legal costs incurred in reviewing and approving said proposed sub-lease.

         D. In no event shall any sub-leasing to which Landlord may have consented release or relieve Tenant from its obligations to fully perform all of the terms, covenants and conditions of this Lease on its part to be performed.

         E. If Tenant sublets the Premises, Tenant shall deliver to Landlord an executed duplicate original of the sublease within seven (7) days of the date of execution and delivery thereof, and shall pay to Landlord a sum equal to (i) any rent or other consideration paid to Tenant by any subtenant in excess of the Base Rent then being paid by Tenant to Landlord pursuant to the terms of this Lease, and (ii) any other profit or gain realized by tenant from such subletting. The sums payable hereunder by Tenant shall be paid to Landlord as Additional Rent immediately upon the receipt thereof by Tenant.

         F. Tenant covenants and agrees that in any case where Tenant claims Landlord is unreasonably withholding its consent, such dispute shall be determined by arbitration in the City of Atlanta in accordance with the rules and regulations then in effect of the American Arbitration Association or its successors. Any such determination shall be final and binding upon the parties. In no event shall Tenant make any claim against Landlord for damages resulting from said dispute.

RIGHT
OF
ENTRY

         19. Landlord shall have the right to enter into and grant licenses to enter the Premises at any time for any purpose Landlord may deem necessary for any installation in or operation of the Building, including without limitation, the exhibiting or Premises to prospective purchasers, mortgagees or tenants. In addition, Landlord shall have the right to take all necessary materials and equipment into Premises and to store the same within, as necessitated by Landlord's work. Any entry and activity by the Landlord, as permitted under this Paragraph 19, shall not entitle Tenant to any rent abatement, shall not constitute an eviction of Tenant and shall not in any way violate the Lease or any provision thereof.

EMINENT
DOMAIN

         20. If all or any substantial part of Premises or the land on which Building stands or any estate therein is taken by virtue of eminent domain or is conveyed or leased in lieu of such taking, this Lease shall expire on the date when title shall vest, or the term of such lease shall commence, and any rent paid for any period beyond said date shall be repaid to Tenant. Tenant shall not be entitled to any part of the award or any payment in lieu thereof. Provided, however, that widening of streets abutting the land on which the Building stands shall not affect this Lease, provided no part of the Building is so taken. Tenant shall not be prevented from pursuing any claim for business damages against the condemning authority, provided Tenant's claim will not diminish Landlord's award.

QUIET
ENJOYMENT

         21. Tenant, on paying the Base Rent and any Additional Rent and keeping and performing the conditions and covenants herein contained, shall and may peaceably and quietly enjoy the Premises for the Term aforesaid, subject, however, to the terms of this Lease and any underlying leases and mortgages or deed to secure debt, if any.

INDEMNITY AND
HOLD HARMLESS

         22. Notwithstanding that joint or concurrent liability may be imposed upon Landlord by law, Tenant shall indemnify, defend and hold harmless the Landlord and Premises, at Tenant's expense against: (i) any default by Tenant or sub-tenant hereunder; (ii) any act of negligence of tenant or its agents, contractors, employees, invitees or licensees; and (iii) all claims for damages to persons or property by reason of the use of occupancy of Premises unless resulting from affirmative acts of negligence by Landlord or its representatives. Moreover, Landlord shall not be liable for any damage or injury to Premises, to Tenant's property, to Tenant, its agents, contractors, employees, invitees or licensees, arising from any use or condition of Premises, the Building, or any sidewalk or entranceway serving the Building, or the act of neglect or other tenants. Any and all claims for any damages referred to in this Paragraph are hereby waived by Tenant.

TENANTS FIRE AND
EXTENDED COVERAGE
INSURANCE AND WAIVER
OF SUBROGATION
THEREUNDER

         23.A. Tenant shall obtain and keep in full force and effect during the Term a policy of fire and extended coverage insurance insuring Tenant's trade fixtures, operating equipment, furnishings, improvements and any other equipment furnished and installed by Tenant in Premises against loss or damage by fire or other casualty, in an amount equal to not less than ninety percent (90%) of the full insurable value thereof. Tenant shall also obtain and keep in full force and effect during the Term a policy of comprehensive general public liability and property damage insurance with the broad form contractual liability endorsement insuring against loss of life, bodily injury and/or property damage with respect to the Premises and the business operated by Tenant in the Premises, in which the limit of public liability shall be not less than $1,000,000.00 for combined single limit bodily injury and property damage liability. Each such policy shall name Tenant as the insured, and Landlord as a certificate holder, and shall be non-cancelable with respect to Landlord without thirty (30) days' written notice to Landlord by certified mail, return receipt requested, which notice shall contain the policy number and the names of the insured and certificate holder. A copy of each such policy or a certificate thereof shall be delivered to Landlord. All insurance required to be carried by Tenant pursuant to the terms of this Lease shall be effected under valid and enforceable policies issued by reputable insurers permitted to do business in the State of Georgia.

         B. Landlord hereby waives any and all rights of recovery against Tenant for or arising out of damage to or destruction of the Premises, or the Building, from causes then included under standard fire and extended coverage insurance policies or endorsements, and Landlord covenants and agrees with Tenant that Landlord will obtain a waiver from the carrier of Landlord's insurance on the Building releasing such carrier's subrogation rights against Tenant. Tenant hereby waives any and all rights or recovery against Landlord for or arising out of damage to or destruction of any property of Tenant from causes then included under standard fire and extended coverage insurance policies or endorsements, and Tenant covenants and agrees with Landlord that Tenant will obtain a waiver from the carrier of Tenant's insurance on the Premises releasing such carrier's subrogation rights against Landlord.

REMEDIES

         24. The rights given to Landlord herein are in addition to any rights that may be given to Landlord by any statute or otherwise.

CUMULATIVE
HOLDING OVER

         25. If Tenant remains in possession after the Expiration Date, without Landlord's acquiescence and without any distinct agreement between the parties, Tenant shall be a tenant at will, and such tenancy shall be subject to all the provisions hereof, except that the monthly portion of the base Rent then in effect shall be 150% for the entire hold-over period and there shall be no renewal of this Lease by operation of law. Tenant shall also be responsible to Landlord for all damage which Landlord shall suffer by reason of Tenant remaining in possession after the Expiration date, and Tenant hereby indemnifies Landlord against all claims made by any succeeding tenant against Landlord resulting from delays by Landlord in delivering possession of Premises to such succeeding tenant. Nothing in this paragraph shall be construed as a consent by Landlord to the possession of Premises by Tenant after the Expiration Date.

NO WAIVER
OR CHANGES

         26. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease, or any of the Rules and Regulations herein or hereafter adopted by Landlord, shall not prevent a subsequent act or omission, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord. No act or thing done by Landlord or Landlord's agent during the Term shall be deemed an acceptance of a surrender of the Premises and no agreement to accept such surrender shall be valid unless in writing signed by Landlord.

MARGINAL
NOTATIONS

         27. The marginal notations in this Lease are included for convenience only and shall not be taken into consideration in any construction or interpretation of this Lease or any of its provisions.

NOTICE

         28.A. Any notice by either party to the other shall be valid only if in writing and shall be deemed to be duly given only if delivered personally or sent by registered or certified mail, return receipt requested, addressed (i) if to tenant, at the Premises or Tenant's mailing address above, and (ii) to Landlord, at Landlord's address set forth above, with a copy of James R. Borders, 645 Greystone Park, N.E., Atlanta, Georgia 30324, or at such other address for either party as that party may designate by notice to the other; notice shall be deemed given, if delivered personally, upon delivery thereof, and if mailed, upon the mailing thereof.

         B. Tenant hereby appoints as its agents to receive all dispossessory or distraint proceedings, the person occupying Premises, and if there is no person occupying same, then such service may be made by service upon the registered agent of Tenant: Richard A. Gordon, Suite 520, 40 Interstate North Parkway, Atlanta, Georgia 30339.

CHANGE OF
NAME

         29. Landlord shall have the right from time to time to rename the Building.

APPLICABLE LAWS
AND USUFRUCT

         30.A. This Lease shall be construed under the laws of the State of Georgia.

         B. This lease shall create only the relationship of landlord and tenant between the parties hereto; no estate shall pass out of Landlord, Tenant has only a usufruct, not subject to levy and sale, and not assignable by Tenant except with Landlord's consent.

HEIRS AND ASSIGNS

         31. The provisions of this Lease shall inure to the benefit of and be binding upon Landlord and Tenant, and their respective successors, heirs, legal representatives and assigns; it being understood that the term "Landlord", as used in this Lease, means only the owner, or the lessee for the time being of the land and Building of which Premises are a part, so that in the event of any sale or sales of said property or any lease thereof, the Landlord named herein shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing thereafter, and it shall be deemed without further agreement that the purchaser, or the lessee, as the case may be, has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder during the period such party has possession of the land and Building. Neither the shareholders, directors or officers of Landlord (collectively, the "Parties") shall be liable to the performance of Landlord's obligations under this lease. Tenant shall look solely to Landlord to enforce Landlord's obligations hereunder and shall not seek any damages against any of the Parties. The liability of Landlord for Landlord's obligations under this Lease shall not exceed and shall be limited to the value of Landlord's assets and Tenant shall not look to the property or assets of any of the Parties in seeking to enforce Landlord's obligations under this Lease or to satisfy a judgment for Landlord's failure to perform such obligations. Should the land and the entire Building be served as to ownership by sale and/or lease, then the owner of the entire Building or lessee of the entire building has the right to lease space in the Building to tenants shall be deemed the "Landlord". Tenant shall be bound to any succeeding landlord for all the terms, covenants and conditions hereof and shall execute any attornment, agreement not in conflict herewith at the request of any succeeding landlord.

ENTIRE AGREEMENT
AND OTHER AGREEMENTS

         32.A. This Lease contains the entire agreement of the parties hereto and no representations, inducements, promises or agreements, oral or otherwise, between the Landlord and Tenant not embodied herein, shall be of any force or effect.

         B. Any agreement hereafter made between Landlord and Tenant shall be ineffective to modify, release or otherwise affect this Lease, in whole or in part, unless such agreement is in writing and signed by both parties.

LEGAL
CONSTRUCTION

         33. If any of the provisions of this Lease shall be held to be invalid, illegal, or unenforceable for any reason, such circumstance shall not affect any other provision. This Lease shall be construed as if such invalid, illegal or unenforceable provision had never been herein.

BROKER

         34. Tenant represents that, except for Eric Lemboris & Associates ("Broker"), Tenant has not dealt with any real estate broker, sales person, or finder in connection with this Lease, and no other real estate broker initiated or participated in the negotiation of this

         Lease, or showed the Premises to Tenant. Tenant agrees to indemnify and hold Landlord harmless from and against any liabilities and claims for commissions and fees arising out of a breach of the foregoing representation. Landlord shall be responsible for the payment of all commissions to Broker, and shall pay said leasing commissions pursuant to the terms of a separate agreement with Broker.

SECURITY

         35. Tenant has deposited with Landlord the sum of $5,094.52 ("Deposit") as security for the performance of tenant's obligations in this Lease, which sum shall be returned to Tenant, without interest, within thirty
         (30) days after the 61st month of occupancy, provided Tenant has fully performed hereunder. If Tenant defaults in any of the provisions of this Lease, Landlord may, but shall not be required to, apply all or part of the Deposit for the payment of any Base Rent or Additional Rent or for any sum which Landlord may spend or be required to spend because of Tenant's default, including any damages or deficiency in reletting of Premises whether such damages or deficiency accrue before or after summary proceedings or re-entry by Landlord. Landlord shall have the right to apply any part of the Deposit to cure any default of Tenant and if Landlord does so, Tenant shall, upon demand, deposit with Landlord the amount so applied so that Landlord shall have the full Deposit on hand at all times during the Term. In the event of a sale of Building or a lease of the Building, subject to this Lease, Landlord shall be released from all liability for the return of the Deposit and Tenant shall look to the new landlord for the return of the Deposit. This provision shall apply to every transfer or assignment made of the deposit to a new landlord. The Deposit shall not be assigned or encumbered by Tenant without the written consent of Landlord and such assignment or encumbrance without Landlord's consent shall be void.

ATTORNEY'S
FEES

         36. In the event Tenant defaults in the performance of any of the provisions of this Lease and Landlord places the enforcement of this Lease, or any part hereof, or the collection of any rent due, or to become due hereunder, or recovery of the possession of Premises in the hands of an attorney, or files suit upon the same, or in the event Tenant shall make an unsuccessful claim against Landlord for alleged breach of any provision of this Lease or for any other cause of action relating to or arising out of this Lease, and Landlord shall incur legal fees in defense of said claim, Tenant agrees to pay Landlord's reasonable attorney's fees.

PARTNERSHIP
TENANT

         37. If Tenant is a partnership (or is comprised of two (2) or more persons, individually and as co-partners of a partnership) or if Tenant's interest in this Lease shall be assigned to a partnership (or to two (2) or more persons, individually and as co-partners of a partnership) pursuant to Paragraph 18 (any such partnership and such persons are referred to in this Paragraph 37 as "Partnership Tenant"), the following provisions shall apply: (i) the liability of each of the parties comprising Partnership Tenant shall be joint and several, and (ii) each of the parties comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or part, or surrendering all or any part of the Premises to Landlord, and by any notices, demands, requests or other communications which may hereafter be given by Partnership Tenant or by any of the parties comprising Partnership Tenant, and
         (iii) any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant and to all such parties shall be binding upon Partnership Tenant and all such parties, and (iv) if Partnership Tenant shall admit new partners, all of such new partners shall by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on tenant's part to be observed and performed, and (v) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each new partners h all assume performance of all the terms, covenants and conditions of this Lease on tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall vitiate the provision of subdivision (iv) of this Paragraph 37.

SPECIAL
STIPULATIONS
         38. The following "Special Stipulations," if in conflict with any of the provisions of this Lease, shall be deemed to control:

         38.A. FREE RENT: Landlord agrees that Tenant may occupy the Premises free of any rental obligation for the first two (2) months of the Term. All other terms and conditions shall remain in force and effect during this two month period. Landlord further agrees to allow Tenant to occupy the Premises free of any rental obligation from the time, if any, the contractor receives a certificate of occupancy and the commencement date of January 1, 1998.

         38.B. PREPAID RENT: Tenant agrees to pay in advance an amount of $15,283.56 which will be used for the rent due for the months three (3) through five (5).

         38.C. TENANT FINISH ALLOWANCE: Landlord agrees to install, at its sole cost, a finished ceiling. Tenant agrees to pay ten thousand dollars ($10,000.00) to Landlord upon lease execution for tenant finishes. Landlord agrees to provide Tenant with a turnkey of tenant finishes for the premises as depicted in the pricing drawings dated 11/18/97 as drawn by Calsten & Associates, a copy of which is attached hereto as Exhibit B.

         38.D. RENT INCREASE: Landlord and Tenant agree that the base rental rate will be increased by four percent (4%) annually beginning on March 1, 1999.

         38.E. RIGHT OF FIRST OPTION: Tenant shall have a right of first option to lease the vacant space on Exhibit A. Should Landlord have a prospective tenant interested in leasing all or a portion of the vacant space, Tenant shall be given written notice thereof which shall include the rental rate and general terms of the offer to Tenant, and tenant shall have seven (7) days from receipt of notice in which to exercise its right to lease the premises being offered or to refuse the offer. If Landlord shall not have received a reply within seven (7) days, Landlord shall have no further obligation to Tenant regarding said offer and is to consider the offer refused, and Tenant shall have no further rights thereafter to vacant space on Exhibit A.

         38.F. RENEWAL OPTION: Provided Tenant is not in default under any term or condition of the Lease, then Tenant will have the right to renew this Lease for one (1) additional term of ten (10) years. The rental rate for the renewal period will be determined by the then existing market conditions but in no event shall it be less than the escalated rental rate being paid by Tenant at the end of the initial lease term. This renewal option must be exercised by Tenant no less than 180 days prior to the expiration of the initial lease.

         38.G. SECURITY DEPOSIT RETURN: Provided Tenant is not in default under any term or condition of the Lease at the beginning of the sixty second
         (62nd) month of occupancy, then Landlord agrees to apply the security deposit as stated in Paragraph 35. Security Deposit to the current monthly rental obligation. Tenant agrees to pay to Landlord any difference between the security deposit and current rent obligation in accordance with Paragraph 3.A. Base Rent.

         38.H. LATE PAYMENT OF RENT: Monthly payments due and payable on the first day of each month as provided in the Lease, which are not in the possession of Landlord's Agent by the due date, are subject to a service charge of $50.00 in each instance. Any rental payment not in the possession of Landlord's Agent by the tenth (10th) day of each month shall be subject to the additional payment of interest at the annual rate of ten percent (10%). Such interest shall be computed from the first day of each month for each unpaid monthly rental installment until paid in full. Any waiver of the collection of said service charge or said interest charge shall not prohibit the Landlord from collecting of such charges at some future date. All waivers of such charges shall be given by Landlord in writing to be effective.


         38.I. RELOCATION AND TERMINATION: Landlord reserves the right, upon giving ninety (90) days advance written notice to Tenant, to transfer and remove the Tenant from the Premises to an other available rental area within the building of equal or greater size, finishes and area within the Building, at a then equivalent Base Rent to that payable by Tenant during the Term. Landlord shall bear the actual, reasonable out-of-pocket expenses of such relocation consisting of: (i) the expense of moving Tenant; (ii) the reconstruction costs of Tenant furnished and Landlord furnished improvements; (iii) telephone relocation, connection and disconnection expenses; (iv) the costs of relocating and rewiring all computer network systems; (v) all costs of sending Tenant's customary announcements of office relocation to clients and contacts; (vi) all costs of replacing Tenant's stationary and business cards with the same type and quality as that currently used by Tenant; (vii) the administrative costs of notifying various contacts, agencies and other of office move; and (viii) all other expenses directly related to Landlord's relocation of Tenant. Upon the ninetieth (90) day after the exercise of Landlord's election to relocate the Premises, this lease shall be deemed to have been amended, and the substituted space shall for all purposes be the demised Premises. Landlord and Tenant shall cooperate in good faith in effecting such relocation as expeditiously as possible.

         38.J. COMMON AREAS: Landlord agrees to buildout a corridor and elevator lobby using building standard finishes on the 14th floor at its own expense. Landlord agrees to complete the corridor and lobby less than ninety (90) days after the Commencement Date.


This Lease is offered for signature by Tenant and it is understood that the Lease shall not be binding upon Landlord unless and until Landlord shall have executed and delivered a fully executed copy of this Lease to Tenant.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals, the day and year first above written.


As to Tenant:                                    TENANT:

Signed, sealed and delivered in
the presence of:                                 INTERLAND, INC.

 /s/                                              /s/  Ken Gavranovic
---------------------------------                ------------------------------
Witness                                          Print Name:  Ken Gavranovic
                                                      Title:  Vice President
 /s/
---------------------------------                ------------------------------
Witness                                          Print Name:          (SEAL)
                                                      Title:


As to Landlord:                                  34 Peachtree Associates, L.P.

/s/ Nancy James                                  By: Tower Properties Inc.,
---------------------------------                ------------------------------
Witness                                              It's Sole General Partner

                                                  /s/ James R. Borders
---------------------------------                ------------------------------
Witness                                          James R. Borders,
                                                 President (SEAL)

                              RULES AND REGULATIONS

1. The sidewalks, walks, plaza entries, corridors, concourses, ramps, staircases, escalators and elevators shall not be obstructed or used for any purpose other than ingress and egress to and from the Premises. No bicycle or motorcycle shall be brought into the Building or kept on the Premises without the consent of Landlord.

2. No freight, furniture or bulky matter of any description will be received into the Building or carried into the elevators except in such a manner, during such hours and using such elevators and passageways as may be approved by Landlord, and then only having been scheduled in advance. Any hand trucks, carryalls, or similar appliances used for the delivery or receipt of merchandise or equipment shall be equipped with rubber tires, side guards and such other safeguards as Landlord shall require.

3. Landlord shall have the right to prescribe the weight, position and manner of installation of safes, files and/or other heavy equipment which shall, if considered necessary by Landlord, be installed in a manner which shall insure satisfactory weight distribution. All damage done to the Building by reason of a safe or any other article of Tenant's of office equipment being on the Premises shall be repaired at the expense of the Tenant. The time and manner of moving safes, files and other heavy equipment shall be subject to prior approval by Landlord.

4. Only persons authorized by Landlord will be permitted to furnish drinking water, towels, barbering, shoe shining, floor polishing and other similar services to Tenant, and only at hours and under regulations fixed by Landlord.

5. Tenant, or the employees, agents, servants, visitors or licensees of Tenant shall not at any time place, leave or discard any rubbish, paper, articles or objects of any kind whatsoever outside the doors of the Premises or in the corridors or passageways of the Building. No animals or birds shall be brought or kept in or about the Building.

6. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability for offices, and upon written notice from Landlord, Tenant will refrain from or discontinue such advertising.

7. Tenant shall not place, cause or allow to be placed any sign or lettering whatsoever, at, in, about or upon the Premises, except in and at such places as may be designated by Landlord and consented to by Landlord in writing. All lettering and graphics on corridor doors shall conform to the standards prescribed by Landlord. No trademark shall be displayed in any event.

8. Canvassing, soliciting or peddling in the Building is prohibited and Tenant shall cooperate to prevent same.

9. Landlord shall have the right to exclude any person from the Building other than during customary business hours, and any person in the Building will be subject to identification by the


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

employees and agents of Landlord. All persons in or entering the Building shall be required to comply with the security policies of the Building. If Tenant desires any additional security service for the Premises, Tenant shall have the right (with the advance written consent of Landlord) to obtain such additional service at Tenant's sole cost and expense.

10. Only workmen employed, designated or approved by Landlord may be employed for repairs, installations, alterations, painting, material moving and other similar work that may be done on the Premises, by Tenant.

11. Tenant shall not do any cooking or conduct any restaurant, luncheonette or cafeteria for the sale or service of food or beverages to its employees or to others, or permit the delivery of any food or beverage to the Premises, except by such persons delivering the same as shall be approved by Landlord and only under regulations fixed by Landlord.

12. Tenant shall not bring or permit to be brought or kept in or on the Premises any inflammable, combustible, corrosive, caustic, poisonous or explosive fluid, material, chemical or substance, or cause or permit any odors to permeate in or emanate from the Premises.

13. Tenant shall not mark, paint, drill into, or in any way deface any part of the Building or the Premises. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, as Landlord may direct. Tenant shall not install any resilient tile or similar floor covering in the Premises except with the prior approval of Landlord. The use of cement or other similar adhesive material is expressly prohibited.

14. No additional locks or bolts of any kind shall be placed on any door in the Building or the Premises and no lock on any door therein shall be changed or altered in any respect. Landlord shall furnish two keys for each lock on doors in the Premises and shall, on Tenant's request and at Tenant's expense, provided additional duplicate keys. All keys shall be returned to Landlord upon the termination of this Lease. Landlord may at all times keep a pass key to the Premises. All entrance doors to the Premises shall be left closed at all times, and left locked when the Premises are not in use.

15. Tenant shall give immediate notice to Landlord in case of accidents in the Premises or in the Building or of defects therein or in any fixtures or equipment, or of any known emergency in the Building.

16. Tenant shall not use the Premises or permit the Premises to be used for photographic, multilith or multigraph reproductions except in connection with its own business.

17. Tenant shall not sue or permit any portion of the Premises to be used as an office for a public stenographer or typist, offset printing, the sale of liquor or tobacco, a barber or manicure shop, an employment bureau, a labor union of office, a doctor's or dentist's of office, a dance or music studio, any type of school, or for any sue other than those specifically granted in this Lease.


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18. Tenant shall not advertise for laborers giving the Premises as an address, nor pay such laborer at a location in the Premises.

19. The requirements of Tenants will be attended to only upon application at the offices of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of Landlord.

20. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Business machines and mechanical equipment belong to Tenant which cause noise, vibration or any other nuisance that may be transmitted to the structure or other portions of the Building or to the Premises, to such a degree as to be objectionable to Landlord or which interfere with the use or enjoyment by other tenants of their premises or the public portion of the Building, shall be placed and maintained by Tenant, at Tenant's expense, in settings of cork, rubber or spring type vibration eliminators sufficient to eliminate noise or vibration.

21. No draperies, shutters or other covering may be installed by Tenant between the building standard window covering and the exterior windows or walls.

22. Tenant shall not place, or install or operate within the Premises or any other part of the Building any engine, stove or machinery, or conduct mechanical operations therein, without the written consent of Landlord.

23. No portion of the Premises or any other part of the Building shall at any time be used or occupied as sleeping or lodging quarters.


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